UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 2, 2009

Shire plc

(Exact name of registrant as specified in its charter)

Jersey, Channel Islands

(State or other jurisdiction of incorporation)

0-29630	98-0601486
(Commission File Number)	(IRS Employer Identification No.)

5 Riverwalk, Citywest Business Campus, Dublin
24, Republic of Ireland

(Address of principal executive offices)	(Zip code)

Registrant's telephone number, including area code               +353 1 429 7700

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.f13e-4(c))

Item 5.02.	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Agreements of Certain Officers.

     The Board of Directors of Shire plc (“Shire”) announced on November 2, 2009 that Mr. David Stout will join the Board as a non-executive director with effect from October 31, 2009. The terms of Mr. Stout's appointment are consistent with those of Shire's other non-executive directors as set forth in the Directors' Remuneration Report contained in Item 11: Executive Compensation of Shire's annual report on Form 10-K for year ended December 31, 2008.

Shire has issued the press release attached hereto as Exhibit 99.01 which is incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits

                  (d)  Exhibits.  The following exhibit is filed herewith:

99.01	Press Release dated November 2, 2009

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant  has duly caused  this report to be signed on its behalf by the undersigned hereunto duly authorized.

SHIRE PLC

By:	/s/ A C Russell
	Name:	Angus Russell
	Title:	Chief Executive Officer

Dated: November 2, 2009

EXHIBIT INDEX

Number	Description

99.01	Press Release dated November 2, 2009